UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2010

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 28, 2010, Financial Institutions, Inc. (the "Company") issued a press release to report financial results for the three and nine months ended September 30, 2010. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2010, the Company's Board of Directors approved to amend and restate the Company’s Stock Ownership Requirements (the "Requirements") pertaining to the Company’s Board of Directors and certain executive officers. The amendment updates the calculations used to determine the number of shares required to be held as well as the dates for compliance. The amendment of the Requirements is effective immediately. A copy of the Requirements, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.13.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.13 Amended Stock Ownership Requirements, dated October 27, 2010
Exhibit 99.1 Press Release issued October 28, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

October 28, 2010	By:	Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.13	Amended Stock Ownership Requirements, dated October 27, 2010
99.1	Press Release issued October 28, 2010